Exhibit 10.19(ii)

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

MEDecision

Amendment #1 to the Master Product Agreement

This Amendment #1 (“Amendment”) to the Master Product Agreement (“Agreement”) #PHS-001 dated June 30, 2004 is between MEDecision, Inc. (“MEDecision”), and PacifiCare Health Systems, Inc. (“Customer”), for itself and its Affiliates and is effective as of April 16, 2007.

1.     The reference to United Health Care in Appendix C is hereby deleted.

2.     Appendix A to this Amendment is added to the Agreement.

All other terms in the Agreement remain unchanged.

Intending to be legally bound, the Parties have had this Agreement executed by their duly authorized officials.

MEDECISION, INC.		PACIFICARE HEALTH SYSTEMS, INC.

By:	/s/ John Capobianco	By:	/s/ Peter E. Cote
Name:	John Capobianco	Name:	Peter E. Cote
Title:	President and Chief Operating Officer	Title:	Director of IT Procurement
Date:	April 24, 2007	Date:	April 16, 2007

MEDecision

Schedule 2	Number: UHC-002P

Customer:  United HealthCare Services, Inc.

This Schedule incorporates the Application Service Provider Agreement by and between PacifiCare Health Systems, Inc. and MEDecision, Inc., effective June 14, 2003 (“ASP Agreement”) and the Master Product Agreement Number: PHS-001 between MEDecision, Inc. (“MEDecision”) and PacifiCare Health Systems, Inc., effective June 30, 2004 (“MPA Agreement”) (collectively the “Agreement”) PacifiCare Health Systems is an Affiliate of United HealthCare Services, Inc. (“Customer”).  Customer acquired PacifiCare Health Systems, Inc. in December 2005.

Customer Purchase Order Number (optional):                  n/a

Authorized Locations: MEDecision ASP

Effective Date of this Schedule: April 16, 2007

Expiration Date of this Schedule: January 15, 2008

The Initial Term is the period of time from the Effective Date of this Schedule to the Expiration Date of this Schedule.

1.     LICENSE

a.     MEDecision Products.

Subject to the terms of the Agreement, MEDecision grants to Customer a nonexclusive, nontransferable license to use the MEDecision Products listed in Table One in the normal course of the Customer’s managed care business.

Table One: MEDecision Products

MEDecision Product Code	MEDecision Product Name	Number of Members Lives	Customer Server or MEDecisionServer	Line(s) of Business	License Fee
	Collaborative Data Exchange consisting of:	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]

 *** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

2

Notes:

1.               The License Fee includes product licenses for the [***] (see note 3 below), [***], Support and [***] transactions for up to [***].  The License Fee is a fee that covers everything described in this footnote (1) for the Initial Term.

The License Fee covers roll-out to:

[***] (“Pilot Scope”) to be selected by Customer.  The [***]may comprise more than [***].

During the course of the term of this Schedule, Customer may increase the Pilot Scope to include more than [***]by entering into an amendment to this Schedule and by entering into a new Scope of Work, in which case additional Services Fees may apply.  See the following footnotes for additional details.

(2)           During the Initial Term of this Schedule, should Customer add additional Member/Lives over the [***], the parties will enter into an amendment to this Schedule and the following additional License Fee will apply:

•              For each additional Member/Life added, an additional per Member/Life per month (“PMPM”) License Fee of $[***]will be incurred.

(3)           During the Initial Term of this Schedule, should Customer add additional [***] beyond the [***], additional Services Fees may apply and the parties will enter into a separate Scope of Work.  No other License Fees will apply.

•               Additional Services Fees would be incurred if:

i.              [***]

ii.             [***]

iii.            [***]

(4)           Customer may work with MEDecision to create a mutually agreeable risk/reward pricing model for the continuation of the Product licenses for the Patient Clinical Summary (PCS) and IEXCHANGE Web Products listed in Table One above.  The model would be developed based upon historical data from Customer (i.e., geographical data on physicians/hospitals/facilities and membership by state), financial results achieved during the Pilot Scope, MEDecision’s historical experience from a roll-out and adoption perspective.

 *** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

3

(5)           If Customer chooses to enter into a new Schedule, but Customer and MEDecision cannot reach agreement on the risk/reward pricing model described in Note #4 above, then the following fee structure will apply until [***]:

After the Initial Term of this Schedule, Customer may extend the term of the Products licensed in Table One for up to [***] (each a “Renewal Term”) by providing MEDecision with at least [***] days prior written notice of its intent to renew and entering into a new Schedule to the Agreement by the end of each Renewal Term.

The following additional License Fees will apply:

One Year Renewal License Fee	Number of Member/Lives	Number of Included Annual PCS and iEXCHANGE Web Transactions
$[***]	[***]	[***]
$[***]	[***]	[***]

•             The One Year Renewal License Fee includes [***]

•             Once the number of Member/Lives exceeds [***], the parties will enter into an amendment to this Schedule and Customer will pay an additional [***].  Thereafter the Annual One Year Renewal License Fee will be $[***]and the annual included transactions for PCS and iEXCHANGE Web [***].

•             Should Customer require additional transaction beyond those included in the One Year Renewal License Fee as described in the above table, Customer can purchase additional annual bundles of transactions at the discounted fees as set forth below by entering into an amendment to the applicable Schedule.

•                  [***]

•                  [***]

•                  [***]

2.     The Collaborative Data Exchange Products described in Table One are hosted at MEDecision’s ASP facility as further described in the ASP Agreement.

3.     PAYMENT TERMS

MEDecision shall invoice Customer $[***] upon execution of this Schedule 2 and the remaining $[***] upon the first day the above licensed products are put into production and made available to at least one of Customer’s [***].  Payment terms are net [***].

 *** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

4

Intending to be legally bound, each party has had this Schedule executed by its duly authorized representative.

MEDECISION, INC.		UNITED HEALTHCARE SERVICES, INC.

By:	/s/ John Capobianco	By:	/s/ Dawn Bazarko

Name: John Capobianco		Name:	Dawn Bazarko

Title: President and COO		Title:	Senior Vice President, Clinical Advancement

Date:	April 20, 2007	Date:	April 12, 2007

5

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Proprietary and Confidential

MEDecision

601 Lee Rd.  –  Chesterbrook Corporate Center  –  Wayne, PA 19087  –  Phone: 610-540-0202  –  Fax: 610-540-5100

Statement of Work: Patient Clinical Summary Implementation	Number: UHC-SOW001

Customer:  United HealthCare Services, Inc. (UHC)

This Statement of Work incorporates into and is governed by the Master Services Agreement (hereinafter referred to as “Agreement”) by and between PacifiCare Health Systems, Inc. and MEDecision, Inc., dated June 30,2004 PacifiCare Health Systems is an Affiliate of United HealthCare Services, Inc. (“Customer”).  Customer acquired PacifiCare Health Systems, Inc. in December 2005.

Effective Date of this Statement of Work: April 16, 2007

1.                                       Project Coordinators.

Customer:  TBD

MEDecision:  TBD

2.                                       Location of Services.

Customer’s offices and MEDecision’s offices

3.                                       Description of project and services for this statement of work (SOW)

Background

UHC has licensed MEDecision’s Patient Clinical Summary (PCS) product.  The PCS product takes raw claims, member and provider data provided by Customer (in a MEDecision specified format) and creates a document of aggregated, summarized, and analyzed information for use by facilities and healthcare providers at the point of care for a designated member who is being treated at that specific time.  The purpose of the PCS is to provide relevant actionable intelligence to the caregiver so that better healthcare decisions are made to positively affect the quality of care decisions and healthcare outcomes, reduce duplication of services and to decrease costly and potentially harmful mistakes.  Access to the Patient Clinical Summary is via iEXCHANGE Web, MEDecision’s secure web portal.

UHC plans to make PCS available to both providers, through the iEXCHANGE Web provider pathway, and to their internal users through the iEXCHANGE Web Managed Care Organization (MCO) pathway.

UHC wishes to test MEDecision’s PCS in a pilot setting in order to validate the estimated return on investment and determine if continued and/or wider deployment is justified.  UHC may use MEDecision’s iEXCHANGE notification process during the pilot (“pilot project”) to [***].  At a minimum, UHC will use the [***].  At the time that UHC chooses to implement the [***], MEDecision would estimate the level of effort needed to configure the [***] and UHC and MEDecision will enter into a new SOW.

Project Description

This SOW will describe the tasks and services required for MEDecision to partner with UHC to successfully implement the Patient Clinical Summary at each of its [***] and be accessible by both providers and internal staff.

Scope

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

Project Management

This Statement of Work provides for a MEDecision project manager to manage the project throughout the implementation.

This is based on project duration of no longer than [***] beginning with the project kickoff.  If additional time is required for the project due to issues related to the Customer, additional costs will be estimated and presented for approval, dependent upon the reason for the delay and additional time required.

Project Management includes:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

The project manager is also responsible for providing all relevant, updated customer documentation available for iEXCHANGE Web and the PCS.

Technical Implementation Services

Technical Implementation Services includes:

Review with the Customer the security and failover measures in place as further described in the Application Service Provider Agreement dated June 14, 2003 between MEDecision, Inc. and PacifCare Health Systems, Inc..
Hardware setup and software implementation at the MEDecision ASP site.
Delivery of the following software components:

•                  [***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

•                  [***]

Configuration and Analysis

This phase involves the discussions and decisions that are required in order to facilitate the implementation and rollout of the PCS.  This phase includes completion of the following tasks:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

This phase also includes standard batch member interface implementation which includes:

•                  [***]

•                  [***]

•                  [***]

Data Provided by UHC

•                  Data files will be formatted by UHC according to the record layout specifications in the MEDecision Data Prep Guide (ver. 1.0), with the following exceptions:

•                  Data fields populated by UHC will consist of those fields identified as required in the Data Prep Guide, and any optional items mutually agreed upon by UHC and MEDecision

•                  UHC will fill any claim cost fields with dummy default values

•                  Group/Plan data will NOT be provided even though it is listed as a required file in the MEDecision Data Prep Guide document

•                  Member data will include all UHC health plan members (fully-insured and ASO) residing in the [***] as defined by UHC, currently active at the time the data is extracted from the UHC database.

•                  Monthly claims data will include all claims with service dates in the previous month for any UHC members included in that month’s member extract.

•                  At least [***] prior to activation of a [***] in a service area not already covered by another pilot hospital, UHC will provide:

•                  [***]

•                  [***]

•                  [***]

Service Bureau Tasks

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

This project phase involves the tasks for running the data and creation of the PCS.

Tasks required of Customer before the work in this project phase can take place:

•                  Creation of the data files in the specified layout.

•                  Testing that the following FTP capabilities are working:

•                  UHC provide data extracts to MEDecision

•                  MEDecision provide audit logs to UHC

MEDecision tasks in order to complete this project phase

•                  Identify space required and acquire servers

•                  Receive data

•                  Data Quality review

•                  Implement filters, configuration decisions, and disclaimer wording

•                  Process data

•                  Load PCS data to PCS server at MEDecision ASP

Training

Project Team Training:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

Hospital Staff Training:
MEDecision will be responsible for [***]

iEXCHANGE Web Application System Training:

•                  [***]

Back Office Maintenance Training:

•                  [***]

PCS Train the Trainer:

•                  [***]

•                  [***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Project Assumptions

•                  Software will be operational per provided documentation using standard table and configuration values.

•                  Software will be installed and supported within one (1) production and one (1) test environment

•                  Prior to applying any software change to UHC’s production environment, MEDecision will make a test environment available to UHC with a copy (or a reasonable subset) of its then-current production database and the proposed software change(s).  MEDecision will provide UHC with documentation of the software change(s) including test scripts that UHC can use for acceptance testing.  MEDecision will not promote any software upgrade to UHC’s production environment until it has been tested and approved by UHC.

•                  Customer will complete documentation describing workflow decisions.

•                  Customer resources assigned to the project will have the requisite knowledge of the customer’s medical management practices and project goals, with respect to the implementation of the PCS.

•                  Customer trainees will make every reasonable effort to be fully available for uninterrupted meetings during described training sessions.

•                  Customer training rooms will have internet and telephonic access (only applicable if training on client site).

•                  The described MEDecision and customer resources will be assigned to other accounts and projects within the duration of this SOW, so scheduling of their time must be agreeable to both parties.

•                  MEDecision and Customer reserve the right to determine the appropriate personnel for this SOW.  This right includes the possibility of personnel changes during the timeframe outlined within this SOW.  In the event MEDecision determines that a personnel change must occur, the Customer will be notified, in writing, thirty (30) days prior to making the change.  MEDecision will work with the Customer to ensure a smooth transition of personnel.

•                  Prior to the start of the engagement, the Customer will designate a project manager that will act as a single point of contact for Customer resource planning, scheduling, status and issue resolution with the MEDecision project manager.

•                  This SOW does not include any effort, other than estimation involving the analysis, programming or delivery of custom code.

•                  The Patient Clinical Summaries will only be available through the Production environment.

Project Completion Criteria

This Project will be deemed complete when:

1)                                      [***]

2)                                      [***]

3)                                      [***]

Out of Scope

•                  Project management tasks, training or support beyond those described within this SOW.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

•                  Creation of any custom modules identified during the GAP Analysis effort.

•                  Creation of any member file translation customizations, if needed.

•                  Implementation of release updates that occur after the products are moved into production and customer is live’ on the product.

•                  Onsite testing of implemented code or configurations.

•                  Deliverable of documentation describing customer workflow decisions other than the configuration documentation described above.

•                  Travel, living or communication expenses (other than for pilot recruitment purposes).

4.                                       Schedule of Services

Start Date:  Date this SOW is approved  End Date: When the project completion criteria are met

MEDecision assumes that the total timeframe of this project will be no longer than nine (9) months in duration, beginning with the Project Kickoff.  If additional time is required of the project due to issues related to the Customer, additional costs will be estimated and presented for approval, dependent upon the reason for the delay and additional time required.

5.                                       Equipment, Resources and Programming Provided by Customer

Customer provides required resources to complete the efforts described.  Includes but not limited to:

•                                          Dedicated project manager to manage customer tasks as defined,

•                                          Access to legal, provider relations, and marketing/communications contacts as appropriate.

•                                          Workflow decision makers who can be dedicated to the project, as the implementation requires,

•                                          Resources to document any new workflow decisions and/or changes to current workflows,

•                                          Customer understanding that the ability to do this work concurrently or sequentially directly impacts the project timeline.

6.                                       Pricing

MEDecision will complete this project for a Fixed Fee of $[***].  This price includes project management, analysis, configuration, testing, packaging, documentation and installation.

If the scope of this project changes, a new estimate will be calculated.

In addition, other than [***] recruitment, per the MSA Agreement Customer will pay actual and reasonable travel and living expenses incurred by MEDecision personnel in providing the Services described herein.

7.                                       Payment Terms

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Fixed Fee Project Invoice Schedule:
[***] of the Total Fixed Fee Project price, which is $[***] shall be invoiced to Customer upon receiving its signature for this Statement of Work.

[***] of the Total Fixed Fee Project price, which is $[***] shall be invoiced to Customer when the Project Completion criteria has been met.

In addition, MEDecision will invoice Customer monthly in arrears for expenses incurred by MEDecision personnel in providing the Services.

Invoices are due on the date of invoice and payable within forty (40) days from date of invoice receipt by UHC.

Intending to be legally bound, the parties have had this SOW executed by their duly authorized representatives.

MEDECISION, INC.		UNITED HEALTHCARE SERVICES, INC.

By:	/s/ Mary Jo Timlin-Hoag	By:	/s/ Dawn Bazarko

Name: Mary Jo Timlin-Hoag		Name:	Dawn Bazarko

Title: Senior Vice President, Client Operations		Title:	Senior Vice President, Clinical Advancement

Date:	April 16, 2007	Date:	April 16, 2007

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Addendum 1
MEDecision Data Extract Specifications v6.xls

MEDecision Data Extract

Included Members:
[***]

Included claims:
[***]

Included Providers:
[***]

Roll-out plan:
[***]

Extract file structure:
[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.